UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

Autolus Therapeutics plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-38547	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Mediaworks
191 Wood Lane
London	W12 7FP
United Kingdom
(Address of principal executive offices)(Zip Code)

(44) 20	3829 6230
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value $0.000042 per share	AUTL	The Nasdaq Global Select Market
Ordinary shares, nominal value $0.000042 per share*	*	The Nasdaq Stock Market LLC*

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Select Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 29, 2026, Autolus Therapeutics plc (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “AGM”). The shareholders considered the six resolutions set forth below, each of which were voted on and duly passed on a poll at the AGM. Each resolution is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 5, 2026 (the “Proxy Statement”). Set forth below are the results, including the number of votes cast for, against and abstentions, with respect to each of the resolutions submitted for a vote of the shareholders at the AGM. An abstention is not a vote in law and is not counted in the calculation of the proportion of the votes for or against a particular resolution.
Ordinary Resolutions
Resolution 1: To receive and adopt the Company’s accounts for the financial year ended 31 December 2025 and the associated reports of the Directors and auditors (the “2025 Annual Report and Accounts”). The votes were cast as follows:

For	Against	Abstain
165,846,326	2,895,344	75,901
Resolution 2: To approve the Directors’ remuneration report (excluding the Directors’ remuneration policy), as set out on pages 38 to 67 of the 2025 Annual Report and Accounts. The votes were cast as follows:

For	Against	Abstain
156,192,216	12,502,946	122,409
Resolution 3: To appoint Ernst & Young LLP (US) as auditors of the Company to hold office from the conclusion of the 2026 AGM until the conclusion of the 2027 AGM and to authorize the Directors to determine the auditors’ remuneration. The votes were cast as follows:

For	Against	Abstain
165,871,368	2,872,225	73,978

Resolution 4: To re-elect Mr. M Bonney as a Director. The votes were cast as follows:

For	Against	Abstain
165,491,394	3,312,126	14,051
Resolution 5: To re-elect Dr. E Leiderman as a Director. The votes were cast as follows:

For	Against	Abstain
165,741,204	3,063,838	12,529
Resolution 6: To re-elect Mr. RW Azelby as a Director. The votes were cast as follows:

For	Against	Abstain
162,133,091	6,671,776	12,704
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLUS THERAPEUTICS PLC
Dated: June 29, 2025	By:	/s/Christian Itin, Ph.D.
Name: Christian Itin, Ph.D.
Title: Chief Executive Officer